                                   FOURTH AMENDMENT

                                          TO

                        AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 23, 1997 (this "FOURTH AMENDMENT"), is entered into between Kaynar Technologies Inc., a Delaware corporation (the "BORROWER") and General Electric Capital Corporation, a New York corporation (the "LENDER") and relates to that certain Amended and Restated Credit Agreement dated as of August 12, 1996, between the Borrower and the Lender (as previously amended as of December 17, 1996, April 30, 1997, and June 25, 1997, the "CREDIT AGREEMENT").

                                 W I T N E S S E T H:

          WHEREAS, the Borrower and the Lender have entered into the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement (i) to add the Commercial Paper Rate (as defined herein) as a basis for determining the rate of interest payable on the Term Loan and the Revolving Loans, (ii) to convert the Term Loan and Revolver Loans from Index Rate to Commercial Paper Rate as of the date of this amendment and (iii) to effect other amendments, all as more fully described herein.

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the Lender agree as follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "Effective Date" (as defined in SECTION 4 below), the Credit Agreement is hereby amended as follows:

          2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is amended as follows:

          (a) The following definition of Commercial Paper Rate is added in proper alphabetical order:

          "COMMERCIAL PAPER RATE" means the published rate (or the mid-point in the range of such rates, if more than one rate is published) for 30-day dealer-placed commercial paper (high grade unsecured notes sold through dealers by major corporations in multiples of $1,000) as quoted in the "Money Rates" section of THE WALL STREET JOURNAL or, in the event such report shall not so appear, in such other publication as Lender may, from time to time, specify to Borrower. The Commercial Paper Rate in effect for each month shall be determined as of the first Business Day of that month.

          (b) The following definition of Commercial Paper Rate Loan is added in proper alphabetical order:

          "COMMERCIAL PAPER RATE LOAN" means a Loan which bears interest as provided in Section 2.04(a).

          (c) The following definition of Convert, Conversion and Converted is added in proper alphabetical order:

          "CONVERT", "CONVERSION" and "CONVERTED" each refers to a conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.07.

          (d) The following definition of Index Rate Loan is added in proper alphabetical order:

          "INDEX RATE LOAN" means a Loan which bears interest at a rate per annum equal at all times to the Index Rate, as in effect from time to time as interest accrues.

          (e) The following definition of Type is added in proper alphabetical order:

          "TYPE" of Loan means a Commercial Paper Rate Loan or an Index Rate Loan, as the case may be.

          2.2 AMENDMENT TO SECTION 2.04(a). Section 2.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          2.04. INTEREST. (a) RATE OF INTEREST. All Loans and the outstanding principal balance of all other Obligations shall bear interest on the unpaid principal amount thereof from the date such Loans are made and such other Obligations are due and payable until paid in full, except as otherwise provided in SECTION 2.04(C) or SECTION 2.07, at a rate per annum equal at all times to the sum of the Commercial Paper Rate, as in effect from time to time as interest accrues, plus 1.50% per annum.

          2.3 AMENDMENT TO SECTION 2.04(c). Section 2.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (c) DEFAULT INTEREST. Notwithstanding the rates of interest specified in SECTION 2.04(a) or elsewhere in this Agreement, effective immediately upon (i) the occurrence of an Event of Default described in SECTION 10.01(A) or (ii) the occurrence of any other Event of Default and notice from the Lender of the effectiveness of this SECTION 2.04(c), and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans, and the principal balance of all other Obligations, shall bear interest at a rate which is two percent (2.0%) per annum in excess of the Index Rate.

          2.4 NEW SECTION 2.07. A new Section 2.07 shall be added to the Credit Agreement as follows:

          2.07. INTEREST RATE PROTECTION. If either (a) by reason of circumstances affecting the commercial paper market generally, adequate and reasonable means do not exist for ascertaining the Commercial Paper Rate or
     (b) the Commercial Paper Rate ceases to reflect adequately and fairly the cost to the Lender (as determined by the Lender) of making or maintaining Commercial Paper Rate Loans, the Lender shall as soon as practicable give notice (which may be by telephone, followed by writing) thereof to the Borrower. If such notice is given, any outstanding Commercial Paper Rate Loans shall be Converted to Index Rate Loans. Until such notice is withdrawn by the Lender, only Index Rate Loans shall be made. As soon as practicable after withdrawing such notice, the Lender shall Convert any outstanding Index Rate Loans to Commercial Paper Rate Loans.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that, as of the Effective Date and after giving effect to this Fourth Amendment:

          (a) All of the representations and warranties of the Borrower contained in this Fourth Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (b) No Potential Event of Default or Event of Default has occurred or is continuing or will result after giving effect to this Fourth Amendment; and

          (c) The Borrower has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the "Released Claims" (as defined in SECTION 6 below) purported to be released by this Fourth Amendment.

     4. EFFECTIVE DATE. This Fourth Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") upon the satisfaction of each of the following conditions:

          (a) the Lender shall have received each of the following documents, in each case in form and substance satisfactory to the Lender:

               (i)  counterparts hereof executed by the Borrower and the Lender;

               (ii) a certificate of the chief financial officer of the Borrower certifying that all conditions precedent to the effectiveness of this Fourth Amendment have been satisfied;

               (iii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Effective Date certifying (A) the names and true signatures of the incumbent officers of the Borrower authorized to sign this Fourth Amendment and the other Transaction Documents executed in connection with this Fourth Amendment to which it is a party, (B) that the By-laws of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of the Borrower delivered to the Lender and remain in full force and effect as of the Effective Date, (C) that the Articles of Incorporation of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Lender and remain in full force and effect as of the Effective Date and (D) the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance of this Fourth Amendment and the other Transaction Documents executed in connection with this Fourth Amendment to which the Borrower is a party; and

               (iv) such additional documentation as the Lender may reasonably request;

          (b) no law, regulation, order, judgment or decree of any Governmental Authority shall, and the Lender shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Fourth Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

          (c) all of the representations and warranties of the Borrower contained in this Fourth Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (d) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fourth

     Amendment shall be satisfactory in all respects in form and substance to the Lender; and

          (e) no Event of Default or Potential Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Fourth Amendment.

     5. OUTSTANDING INDEBTEDNESS. The Borrower hereby acknowledges and agrees that as of September 30, 1997, the aggregate outstanding principal amount of the Revolving Loans under the Credit Agreement was $103,636.19 and that the aggregate outstanding principal amount of the Term Loan under the Credit Agreement was $21,625,000 and that such principal amounts are payable pursuant to the Credit Agreement, as amended hereby, without offset, withholding, counterclaim or deduction of any kind. The Borrower, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "RELEASORS"), hereby waives, releases and forever discharges the Lender, and its parent corporation, Subsidiaries and Affiliates, officers, directors, shareholders employees, attorneys, agents and servants, and its respective predecessors, successors, heirs and assigns (collectively, the "LENDER PARTIES"), from any and all claims of every type, kind, nature, description or character, known and unknown, whensoever arising out of any actions or omissions of the Lender Parties, except all such claims of Affiliates of Lender arising out of sales of inventory in the ordinary course of business, occurring any time up to and including the date hereof, which in any way arise out of, are connected with or relate to the Credit Agreement or any other Loan Documents (the "RELEASED CLAIMS") and agrees not to bring any action in any judicial, administrative or other proceeding against the Lender Parties, alleging any such Released Claim or otherwise in connection with any such Released Claim.

     6.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) This Fourth Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Credit Agreement or any other Loan Document,
     (ii) prejudice any right or rights which the Lender or Lender Parties may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Lender to agree to a similar transaction on a future occasion, (iv) be deemed or construed as an admission of liability with respect to the Released Claims or otherwise by the Lender Parties or (v) create any rights herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

          (c) Except to the extent specifically consented to herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed in full force and effect.

     7. MISCELLANEOUS. This Fourth Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     8. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     9. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                       KAYNAR TECHNOLOGIES INC.


                                       By:
                                            ---------------------------
                                            David A. Werner
                                            Executive Vice President



                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                            ---------------------------
                                            Name:
                                            Authorized Signatory